SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549






                                 FORM 8-K
                             CURRENT REPORT




                    PURSUANT TO SECTION 13 OR 15(d)OF
                   THE SECURITIES EXCHANGE ACT OF 1934




                             Date of Report
                    (Date of earliest event reported)
                             October 8, 1997



                  ULTRAMAR DIAMOND SHAMROCK CORPORATION
          (Exact name of Registrant as specified in its charter)



Delaware                      1-11154                 13-3663331
(State of                  (Commission              (IRS Employer
Incorporation)             File Number)           Identification No.)


9830 Colonnade Blvd.,
San Antonio, Texas                                      78230
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:(210) 641-6800

Item 5.  Other Events

     On October 8, 1997, Ultramar Diamond Shamrock Corporation (the "Company") entered into an Underwriting Agreement with J. P. Morgan Securities, Inc., Chase Securities Inc., Lehman Brothers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Company issued its 7.20% Senior Notes due October 15, 2017 in the principal amount of $200,000,000, its 6.75% Senior Notes due October 15, 2037 in the principal amount of $100,000,000, and its 7.45% Senior Notes due October 15, 2097 (collectively, the "Notes") on October 14, 1997. The proceeds of the Notes were used to repay indebtedness incurred by the Company in connection with its acquisition of Total Petroleum (North America) Ltd.

Item 7.  Financial Statements and Exhibits

    (c)     Exhibits

          1.1     Underwriting Agreement dated October 8, 1997

          4.1     7.20% Senior Note due October 15, 2017

          4.2     6.75% Senior Note due October 15, 2037

          4.3     7.45% Senior Note due October 15, 2097

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ULTRAMAR DIAMOND SHAMROCK CORPORATION



                              By:  /s/  Todd Walker
                                        Todd Walker, Attorney-In-Fact


November 5, 1997





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